ASSIGNMENT

Whereas, the undersigned Inventors, Richard E. Parente and Steven Sacks have made certain inventions, improvements, and discoveries (herein referred to as the "Invention") in:

QUAD WEIGHTED LIGHTWEIGHT PUTTER

and further identified by the Docket Number provided above in the header of this Assignment, for which an application for a United States Patent was executed concurrently herewith;

Whereas, the Sacks Parente Golf Company, LLC. (Assignee), a Delaware Limited Liability Company, having a place of business at 2629 Townsgate Road, Suite 235, Westlake Village, CA 91361, desires to acquire, and each Assignor desires to grant to Assignee, the entire worldwide right, title and interest in and to the Invention;

NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY THEREOF BEING HEREBY ACKNOWLEDGED:

- Each Assignor hereby sells, assigns, and otherwise transfers to Assignee, its successors, legal representatives, and assigns, the entire worldwide right, title, and interest in and to the Invention;

- Each Assignor hereby sells, assigns, and otherwise transfers to Assignee, its successors, legal representatives, and assigns, any and all other patent applications and patents for the Invention which may be applied for or granted therefor in the United States and in all foreign countries and jurisdictions, including all divisions, continuations, reissues, reexaminations, renewals, extensions, counterparts, substitutes, and extensions thereof, and all rights of priority resulting from the filing of such applications and granting of such patents;

- Each Assignor hereby authorizes and requests the Director of the United States Patent and Trademark Office to issue any United States Patent, and foreign patent authorities to issue any foreign patent, granted for the Invention, to Assignee, its successors, legal representatives, and assigns, the entire worldwide right, title, and interest in and to the same to be held and enjoyed by Assignee, its successors, legal representatives, and assigns to the full end of the terms for which any and all such patents may be granted, as fully and entirely as would have been held and enjoyed by Each Assignor had this Assignment not been made;

- Each Assignor agrees to execute any and all documents and instruments and perform all lawful acts reasonably related to recording this Assignment or perfecting title to the Invention and all related patents and applications, in Assignee, its successors, legal representatives, and assigns, whenever requested by Assignee, its successors, legal representatives, or assigns.

Signature: Richard Parente Date: 8-7-18

Richard E. Parente

Docket No. 1215-002D

Signature: ____________________ Date: 8-7-18

Steven Sacks